EXHIBIT 10.12
SETTLEMENT AGREEMENT AND GENERAL RELEASE
     This Settlement and General Release (“Agreement”) is entered into by and between Joseph C. Canouse, an individual, for himself and all his agents, representatives, heirs, executors, trustees, administrators, successors and assigns (“Canouse”), and True Religion Apparel, Inc., a Delaware corporation, for itself and its parents, subsidiaries, related, affiliated, and predecessor corporations and entities, and also on behalf of all of its and their respective past and present officers, directors, shareholders, partners, agents, representatives, employees, administrators, and assigns (“TRLG” or the “Company”). This Agreement is intended by the parties to resolve fully and finally any and all obligations and/or differences between them, including, without limitation, those obligations and/or differences arising out of or relating to any and all agreements between Canouse and the Company and any claims, disputes, or litigation related thereto.
RECITALS
     WHEREAS, Canouse filed a civil action in the United States District Court for the Central District of California, styled Joseph C. Canouse v. True Religion Apparel, Inc., Case No. CV 05-1978-JFW for Breach of Contract, Fraud, Unjust Enrichment, Attorneys’ Fees per Georgia Statute, Specific Performance and Conversion (the “Civil Action”);
     WHEREAS, the Civil Action pertained to that certain Agreement, dated as of February 26, 2004, by and between Canouse and the Company, pursuant to which Canouse was to render services to the Company in 2004 in exchange for the consideration set forth therein;
     WHEREAS, TRLG has denied all liability, filed an Answer, and defended itself in the Civil Action;
     WHEREAS, the parties hereto desire to settle all disputes and to enter into this Agreement and to set forth their understandings and agreements with respect to the settlement of all their respective rights, obligations or liabilities arising under, out of, or in connection with the Civil Action, as well as all other disputes, controversies, and claims between them of whatever nature and origin, from the beginning of time through the date of this Agreement;
     NOW THEREFORE, for and in consideration of the mutual promises, covenants, and agreements herein below set forth, the parties hereto do hereby mutually covenant and agree by and between themselves as follows:
AGREEMENT
     1. Cash Payment To Canouse. TRLG will pay Canouse One Hundred Thousand Dollars ($100,000.00), in good funds within five (5) days of the Effective Date. Payment shall be delivered to Canouse care of Scott L. Bonder at Fleming, Fried & Bonder, LLC, 1230 Peachtree Street, Suite 3750, Atlanta Georgia 30309. If payment is made by negotiable instrument such as a check, it shall be made payable to “Joseph C. Canouse AND Fleming, Fried & Bonder, LLC.” Wire transfer may also be used and appropriate information will be supplied upon request.
     2. Stock Issuance to Canouse.
          2.1 Issuance of Shares. Subject to the terms and conditions of this Agreement, within five (5) days of the Effective Date, TRLG will issue to Canouse and Canouse will acquire from TRLG one hundred thousand (100,000) shares of the Company’s common stock (the “Shares”). TRLG will deliver the certificate(s) representing the Shares, free and clear of any liens, claims, charges, pledges, security interests, options or other legal or equitable encumbrances, other than as created by this Agreement and federal and states securities laws, to Fleming, Fried & Bonder LLC at 1230 Peachtree Street, Suite 3750, Atlanta Georgia 30309. As of the Effective Date, the Company and Canouse agree that all of the Shares shall be fully vested and saleable by Canouse subject only to the requirements of state and federal securities laws.
          2.2 Responsibility for Taxes. Canouse agrees: (i) that he shall be solely liable for and shall pay any and all taxes, costs, interest, assessments, penalties, damages, attorney’s fees or other losses to which he is or may be subject by reason of the cash payments and\or stock transfer by the Company to him identified in this Agreement; (ii) to indemnify and hold the Company Releasees (defined below) harmless from any and all taxes, costs, assessment, interest, penalties, damages, attorney’s fees or other losses to which the Company Releasees, or any of them, are or may be subject by reason of such payments, interest, reimbursements and/or loans, including, but not limited to, any claim or claims against the Company Releasees, for failure to withhold or underwithholding of taxes; (iii) not to seek or make any claim or claims against the Company Releasees, or any of them, for contribution, indemnity, compensation, recompense, damages, taxes, costs, interest, penalties, attorneys’ fees or other losses, if a determination is made that withholdings should have been made from any payments to Canouse; and (iv) to assume responsibility for contending and defending any claim or assertion that withholding should have been made from any payment or other interest provided, or that the Company Releasees, or any of them, owe taxes thereon for any reason, and to cooperate fully in the defense of any such claim or claims which is/are brought against the Company Releases, or any of them.
          2.3 Standstill. Canouse agrees that, without the prior written consent of the Company, Canouse shall not, for a period of five (5) years from the date of this Agreement (the “Standstill Period”), directly or indirectly:
               (a) acquires or agree, offer, seek or propose to acquire, or cause to be acquired, ownership (including, but not limited to, beneficial ownership as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of any of the assets or businesses of the Company or any securities of the Company (including, without limitation, any debt, equity or convertible securities) or any rights or options to acquire any such ownership from any Person;

               (b) make, or in any way participate in, any “solicitation” of “proxies” (as such terms are used in the proxy rules of the Securities and Exchange Commission (“the SEC”) to vote or consents, or seek to advise or influence in any manner whatsoever any Person with respect to the voting of any securities of the Company;
               (c) form, join, or in any way participate in a “group” (within the meaning of Section 13d(3) of the Exchange Act) with respect to any voting securities of the Company;
               (d) arrange, or in any way participate in, any financing for the purchase of any voting securities or securities convertible or exchangeable into or exercisable for any voting securities or assets of the Company;
               (e) otherwise act, whether alone or in concert with others, to seek to propose to the Company, or any of its stockholders, any merger, business combination, restructuring, recapitalization or similar transaction to or with the Company or otherwise act, whether alone or in concert with others, to seek to control, change or influence the management, stockholders, Board of Directors, or policies of the Company, or nominate any Person as a director of the Company;
               (f) solicit, negotiate with, or provide any information to, any Person with respect to a merger, business combination, exchange offer or liquidation of the Company or any other acquisition of the Company, any acquisition of securities of or all or any portion of the assets of the Company or any other similar transaction;
               (g) make any proposal to be considered and/or voted upon at any meeting of the stockholders of the Company;
               (h) announce an intention to, or enter into any discussion, negotiations, arrangements or understandings with any third party with respect to, any of the foregoing matters;
               (i) disclose any intention, plan or arrangement inconsistent with any of the foregoing provisions; or
               (j) advise, assist, encourage or participate with any other Person in connection with action inconsistent with any of the foregoing provisions.
     For purposes of this Agreement, the term “Person” shall mean any natural person, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, government or any agency or political subdivision thereof, or any other legal entity or organization. This standstill provision shall not affect Canouse’s ability to purchase interests in mutual funds or other similar investment vehicles over which he has no ability to direct the investment or disposition of shares or other equity interests.
          2.4 Registration Rights.

               (a) Canouse understands that the Company will use its commercially reasonable efforts to file a Registration Statement with the SEC for the resale of the Shares as soon as shall be reasonably practicable following the date of this Agreement, but in no event more than thirty (30) days from the Effective date of this Agreement. Subject to the provisions of this Agreement, the Company shall use commercially reasonable efforts to have such Registration Statement declared effective by the SEC as promptly as shall be practicable, and shall use reasonable efforts to expedite the process, but in any event within 120 days of the filing date of the registration statement. If and when the Registration Statement becomes effective, the Company shall keep such Registration Statement effective for a period of up to 120 days or until the distribution contemplated in such Registration Statement has been completed. For the purposes of this Agreement: (A) “Registrable Shares” means the Shares (and including any shares issued in connection with any split or dividend in respect of any such shares); provided, however, that any such Share will cease to be a Registrable Share when (1) a Registration Statement covering a Registrable Share has been declared effective by the SEC and such Share has been disposed of by Canouse pursuant to such effective Registration Statement, (2) the Registrable Share is transferred to another person, (3) such Share (after initial issuance) is held by the Company or one of its subsidiaries or otherwise ceases to be outstanding, or (4) such Share may be traded without restriction pursuant to paragraph (k) of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if applicable; and (B) “Registration Statement” means any registration statement or comparable document under the Securities Act through which a public sale or disposition of the Registrable Shares may be registered, including the prospectus, amendments and supplements to such registration statement, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement. The Company shall promptly respond to all requests from the SEC and, except as set forth under subsection (d) below, shall not delay the effectiveness of the Registration Statement.
               (b) Upon the written request of Canouse to include all or any portion of Canouse’s Registrable Shares in an underwritten offering, the Company shall have the right, in its sole discretion, to determine whether any of such Registrable Shares are to be included in such underwritten offering, and if the Company so determines, the Company alone shall have the right to select the managing underwriter or underwriters to administer the offering.
               (c) If the managing underwriter of an underwritten offering under this Section 2.4 advises the Company in writing that in its opinion the number of shares requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration only the number of shares which in the opinion of such underwriter can be sold and may delay registering the balance of the shares in a non-underwritten offering for up to 120 days. This provision shall not relieve or modify the Company’s obligations to use its commercially reasonable efforts to file and have declared effective any Registration Statement under paragraph (a) above.
               (d) The Company’s obligations under this Section 2.4 shall not restrict its ability to suspend the effectiveness of, or direct Canouse not to offer or sell Shares under, any Registration Statement, at any time, for such reasonable period of time which the Company reasonably believes is necessary to prevent the premature disclosure of any events or information having a material effect on the Company. In addition, the Company shall not be required to keep any Registration Statement effective, or may, without suspending such effectiveness, instruct

Canouse not to sell such Shares, during any period during which the Company is instructed, directed, ordered or otherwise requested by any governmental agency or self-regulatory organization to stop or suspend such trading or sales.
               (e) In the event of any filing of a prospectus supplement or the commencement of an underwritten public distribution of the Company’s common stock under a Registration Statement, whether or not Registrable Shares are included, Canouse agrees not to effect any public sale or distribution of Registrable Shares (except as part of such underwritten public distribution), including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during a period designated by the Company in a written notice duly given to Canouse, which period shall commence up to 14 days prior to the effective date of any such filing of such prospectus supplement or the commencement of such underwritten public distribution of such common stock under a Registration Statement and shall continue for up to 44 consecutive days in the case of a sale pursuant to Rule 144 and for up to 74 consecutive days otherwise.
               (f) Registration Procedures. Except as otherwise expressly provided herein, in connection with any registration of Registrable Shares pursuant to this Section 2.4, the Company shall, as expeditiously as possible:
                    (i) use its commercially reasonable efforts to prepare and file with the SEC a Registration Statement with respect to such Registrable Shares and use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable thereafter; and before filing a Registration Statement or prospectus or any amendments or supplements thereto, furnish to Canouse copies of such Registration Statement and such other documents as proposed to be filed (including copies of any document to be incorporated by reference therein), and thereafter furnish to Canouse such number of copies as may be reasonably requested in writing by Canouse of such Registration Statement, each amendment and supplement thereto (including copies of any document to be incorporated by reference therein), including all exhibits thereto, the prospectus included in such Registration Statement (including each preliminary prospectus), and, promptly after the effectiveness of a Registration Statement, the definitive final prospectus filed with the SEC;
                    (ii) notify Canouse, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus included in such Registration Statement (including any document to be incorporated by reference therein) contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, the Company shall prepare a supplement or amendment to such prospectus, as soon as practicable, so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to Canouse any such supplement or amendment;
                    (iii) notify Canouse and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such advice in writing, (A) when the Registration Statement, the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (B) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose and the Company shall promptly use its commercially reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued, and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Shares for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose.
               (g) The Company may require Canouse to furnish to the Company such information regarding himself and the distribution of such Registrable Shares as the Company may from time to time reasonably request in writing and such other information as may be legally required in connection with such registration. Canouse agrees, by its acquisition of Registrable Shares and his acceptance of the benefits provided to him hereunder, to furnish promptly to the Company all information required to be disclosed in order to make any previously furnished information not materially misleading. If Canouse proposes to distribute his Registrable Shares through an underwritten offering, then he shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company for such underwriting and shall provide to such underwriter or underwriters any opinions and certificates, and any indemnification with respect to him as reasonably required by such underwriter or underwriters.
               (h) Canouse agrees that upon receipt of any notice from the Company of the happening of any event of the kind described herein requiring the cessation of the distribution of a prospectus or the distribution of a supplemented or amended prospectus, he will forthwith discontinue disposition of Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until his receipt of the copies of the supplemented or amended prospectus contemplated by this Agreement, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, Canouse will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the his possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice.
               (i) All expenses incident to the Company’s performance of or compliance with the registration of shares pursuant to this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel of the Company and counsel for the underwriters in connection with “blue sky” qualifications of the Registrable Shares), fees and expenses associated with filings required to be made with the National Association of Securities Dealers, Inc., and with listing on any national securities exchange or exchanges in which listing may be sought, printing expenses, messenger and delivery expenses, fees and expenses of counsel for the Company and its independent certified public accountants, securities acts liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other persons retained by the Company (all such expenses being herein called “Registration Expenses”) will be borne by the Company; provided that in no event shall

Registration Expenses payable by the Company include any (i) underwriting discounts, commissions, or fees attributable to the sale of Registrable Shares, (ii) fees and expenses of any counsel, accountants, or other persons retained or employed by Canouse or underwriters, or (iii) transfer taxes, if any.
          2.5 Investment Representations and Warranties. Canouse hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:
               (a) Canouse understands that the offering and sale of the Shares are intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) and Rule 506 of Regulation D promulgated under the Securities Act, and in accordance therewith and in furtherance thereof, the undersigned represents and warrants and agrees as follows:
                    (i) Canouse and his advisers have been afforded an opportunity to review and receive the reports filed by the Company under the Exchange Act and other publicly available information relating to the Company, the Company’s business and finances (collectively, the “Information”), and has reviewed and received such Information and understand the Information and this Agreement;
                    (ii) No written representations have been made other than as stated, or in addition to those stated, in the Information;
                    (iii) Canouse is not receiving Shares as a result of or subsequent to any advertisement, article, notice, other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company;
                    (iv) Canouse has adequate means of providing for his current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment, and, at the present time, could afford a complete loss of such investment;
                    (v) Canouse has such knowledge and experience in financial, tax, and business matters so as to enable him to utilize the Information made available to him in connection with the offering of the Shares to evaluate the merits and risks of an investment in the Company and to make an informed investment decision with respect thereto;
                    (vi) Canouse is not relying on the Company with respect to the legal, tax, and other economic considerations of an investment and has obtained, or had the opportunity to obtain the advice of his own legal, tax, and other advisors;
                    (vii) Canouse will not sell or otherwise transfer the Shares without registration under the Securities Act or applicable state securities laws or an exemption therefrom. The Shares have not been registered under the Securities Act or under the securities laws of any state. Canouse represents that he is purchasing the Shares for his own account, for investment and not with a view to resale or distribution except in compliance with the Securities Act. Canouse has not offered or sold any portion of the Shares being acquired. Canouse does not have any present intention of selling, distributing or otherwise disposing of any portion of the Shares, which may be a violation of the Securities Act unless (i) a registration statement has been filed and declared effective by the SEC covering such Shares to be resold or otherwise distributed; or (ii) the passage of a fixed or determinable period of time that makes such resale or distribution exempt from registration and is pursuant to Rule 144 promulgated under the Securities Act or upon the occurrence or nonoccurrence of any predetermined event or circumstance in violation of the Securities Act;
                    (viii) CANOUSE UNDERSTANDS AND ACKNOWLEDGES THAT HIS INVESTMENT IN THE COMPANY INVOLVES A HIGH DEGREE OF RISK AND IS SUITABLE ONLY FOR INVESTORS OF SUBSTANTIAL MEANS WHO HAVE NO IMMEDIATE NEED FOR LIQUIDITY OF THE AMOUNT INVESTED, AND THAT SUCH INVESTMENT INVOLVES A RISK OF LOSS OF ALL OR A SUBSTANTIAL PART OF SUCH INVESTMENT; and
                    (ix) Canouse is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.
               (b) Canouse’s overall commitment to investments which are not readily marketable is reasonable in relation to his net worth.
               (c) Canouse hereby agrees to provide such information and to execute and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject, including, without limitation, such additional information as the Company may reasonably deem appropriate with regard to the Canouse’s suitability.
               (d) Canouse acknowledges:
                    (i) In making an investment decision he has relied on his own examination of the Company, including the merits and risks involved. THE SHARES ISSUED PURSUANT TO THIS AGREEMENT HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE INFORMATION OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE;
                    (ii) The representations, warranties, and agreements of Canouse contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the sale of the Shares as if made on and as of such date and shall survive the execution and delivery of this Agreement and the purchase of the Shares;
                    (iii) It is understood that the certificate(s) evidencing the Shares shall bear the following legend:

“These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act.”
     3. Dismissal of The Civil Action With Prejudice. Within ten (10) days of the the cash payment and delivery of Shares contemplated by Sections 1 and 2 of this Agreement, Canouse shall execute and file with the Court a dismissal with prejudice of the entire Civil Action as against all parties thereto.
     4. Effective Date. For purposes of this Agreement, the “Effective Date” shall mean the date on which this Agreement is executed by all parties hereto.
     5. General Release of All Claims. Canouse hereby agrees to, and by signing this Agreement does hereby finally, unconditionally, irrevocably, and absolutely releases and forever discharges the Company, each of the Company’s affiliated or related entities including any parent or subsidiary entities, and its and their respective and collective directors, officers, employees, subsidiaries, agents, managers, representatives, legal and financial advisors, parents, principals, partners, members, trustees and affiliates, and any heirs, executors, administrators, successors or assigns of any such persons (collectively “Company Releasees”), from any and all actions, proceedings, suits, claims, debts, damages, judgments, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, controversies, agreements, promises, variances, trespasses, injuries, harms, remedies, extents, executions, liens, liabilities and demands whatsoever, in law or equity, whether known or unknown, absolute or contingent, matured or unmatured, presently existing or hereafter discovered, at law, in equity or otherwise, which Canouse ever had, now has could have had, or may have arising out of or related to any of the circumstances giving rise to the Civil Action or the Company’s ownership of Shares of the Company or any obligation of the Company in connection with such shareholding from the beginning of the world to the date of this Agreement (other than claims and liabilities arising out of a breach of this Agreement by the Company).
     6. Agreement Effective Notwithstanding Subsequent Discovery of Different Information. Canouse acknowledges that he may hereafter discover facts different from or in addition to those he now knows or believes to be true with respect to the claims, suits, rights, actions, complaints, agreements, contracts, causes of action, and liabilities of any nature whatsoever that are the subject of the release set forth in this Agreement, and Canouse expressly agrees to assume the risk of the possible discovery of additional or different facts, and agrees that this Agreement shall be and remain effective in all respects regardless of such additional or different facts.
     7. Waiver of California Civil Code Section 1542. Further, in connection with the releases set forth above in this Agreement, Canouse expressly agrees that he waives and relinquishes all rights and benefits under Section 1542 of the Civil Code of the State of California, or any similar provision under the laws of any state, including Georgia. Section 1542 reads as follows:

“Section 1542. [Certain claims not affected by general release.] A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”
     Notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release and discharge of the Company Releasees, Canouse expressly acknowledges that this Agreement is intended to include and does include in its effect, without limitation, all claims which Canouse does not know or suspect to exist in his favor against the Company Releasees, or any of them, at the moment of execution hereof, and that this Agreement expressly contemplates the extinguishment of all such claims.
     8. Confidentiality and Non-Disclosure of Confidential Information.
          8.1 Confidentiality.
               (a) The terms of this Agreement and all negotiations leading to this Agreement shall be considered confidential. Neither Canouse nor the Company shall disclose the terms of this Agreement except as may be required by law, subpoena or other legal process, including, but not limited to, the Company’s obligations to provide information pertaining to this Agreement and the transactions contemplated hereby in its filings with the Securities and Exchange Commission. The Company may file a copy of this Agreement with the Securities and Exchange Commission if it reasonably determines that such filing may be necessary to fulfill its obligations under federal securities laws.
               (b) In the event that any party hereto is served with a subpoena or other process seeking information relating to this Agreement, the served-party shall, immediately upon service, object based upon this confidentiality clause and notify the non-served party. The non-served party shall either waive its objection in writing or propound an objection as may be appropriate under the applicable law or procedure. The parties hereto agree that in the event disclosure is required by law that the served-party will seek to maintain confidentiality by requesting appropriate orders, sealing of records or other available means.
          8.2 Confidential Information. Canouse acknowledges and agrees that (i) by reason of Canouse’s past relationship with the Company, in 2004, Canouse was given access to information, trade secrets, strategies, procedures, and expertise unique to the Company, as well as other confidential materials and non-public information relating to its directors, officers and employees; and (ii) the foregoing constitute trade secrets and/or confidential, privileged and proprietary information respecting the business affairs of the Company and its directors, officers and employees which gravely affect the successful and effective operation of the Company (collectively “Confidential Information”). As such, Canouse agrees not to, directly or indirectly, disclose to any third person or use for the benefit of anyone other than the Company, or use for Canouse’s own benefit or purposes any such confidential, privileged or proprietary information without the prior written approval of the Company. Canouse agrees to immediately return all documents and writings of any kind, including both originals and copies, whether developed by

Canouse or others, within Canouse’s custody, possession or control, which contain any non-public information which in any way relates or refers to the Company or any of its directors, officers, or employees. The parties hereto agree and acknowledge that Canouse was not provided Information other than in connection with the Civil Action and Information provided prior to the Civil Action.
          8.3 Maintaining Confidentiality. Canouse also agrees that the terms and conditions of this Agreement as well as any Confidential Information as defined herein are and shall be maintained in privacy and confidence, except to the extent disclosure is necessary to Canouse’s attorney or accountant, partners, family members, others to whom Canouse has a financial obligation with respect to the settlement, or any state or federal taxing authority as required by law. In the event disclosure is necessary to any of the persons or entities identified herein, Canouse also agrees to notify such persons or entities of Canouse’s confidentiality obligations under this Agreement and to obtain the consent and agreement of such persons or entities (other than taxing authorities) consistent with the terms stated herein. Canouse further agrees and acknowledges that this confidentiality is a material term of this Agreement.
          8.4 Confidentiality Applicable to Lawyers. All counsel in this action and privy to the terms of this Agreement agree to maintain the terms of this Agreement as confidential subject to the same limitation and exceptions as noted herein.
          8.5 Civil Action. The parties hereto acknowledge and agree that certain information regarding the Civil Action will be public by virtue of the public filings required to be made in the Civil Action. Such information shall not be subject to the confidentiality provisions of this Agreement.
     9. Covenant Not to Sue. Canouse agrees that this Agreement shall be the full and final resolution of all claims by Canouse. Canouse expressly agrees that he will not and may never pursue in the future any claim against TRLG for any claim whatsoever relating to or arising from conduct at issue in the Civil Action. Canouse further agrees that, unless otherwise required by law and under compulsion of subpoena or other court order or legal process, Canouse shall not assist any other person in any manner whatsoever with any claim against the Company whether the claim is made informally or during any regulatory, administrative or judicial proceeding (including arbitration).
     10. Rescission, Injunction and Equitable Relief.
          10.1 By Company. Canouse acknowledges the particular value to the Company of every term in this Agreement and, in particular, the Stock Transfer provisions in Section 2, the Release, Waiver and Indemnity provisions in Sections 5 through 8, the Confidentiality provisions in Section 9, the Covenant Not to Sue provisions in Section 10, and the No Disparagement provisions in Section 13, the breach of which cannot be reasonably or adequately compensated in an action at law. Therefore, Canouse expressly agrees that the Company, in addition to any other rights or remedies that the Company shall possess, shall be entitled to rescission of this Agreement and injunctive and other equitable relief to prevent or remedy a breach of this Agreement by Canouse.

          10.2 By Canouse. The Company acknowledges the particular value to Canouse of the provisions of Section 2.4 and Section 8.1(a), the breach of which cannot be reasonably or adequately compensated in an action at law. Therefore, the Company expressly agrees that Canouse, in addition to any other rights or remedies that he shall possess, shall be entitled to injunctive and other equitable relief to prevent or remedy a breach of Section 8.1(a) by the Company.
     11. No Assignment. Canouse represents and warrants that he has made no assignment, and will make no assignment, of any claim, choses in action, right of action or any right of any kind whatsoever, embodied in any of the claims released herein, and that no other person or entity of any kind had or has any independent interest in any of the claims, demands, obligations, actions, causes of action, debts, liabilities, rights, contracts, damages, attorneys’ fees, costs, expenses or losses released herein.
     12. No Disparagement. Canouse agrees not to make or publish any disparaging or defamatory communication or statement that has the purpose of causing, or which by natural consequence causes, injury or damage to the reputation or business of the Company Releasees, or any of them. The Company agrees that it shall not, through either its Chief Executive Officer or Chief Financial Officer, make or publish any disparaging or defamatory communication or statement that has the purpose of causing, or which by natural consequence causes, injury or damage to the reputation or business of Canouse, provided, that filings with the Securities and Exchange Commission shall not be deemed to be prohibited in any manner by the foregoing provision.
     13. No Waiver. Failure to insist on compliance with any term, covenant or condition contained in this Agreement shall not be deemed a waiver of that term, covenant or condition, nor shall any waiver or relinquishment of any right contained in this Agreement at any one time or more times be deemed a waiver or relinquishment of any right at any other time or times.
     14. Successors and Assigns. This Agreement, and all terms and provisions hereof, shall be binding upon and shall inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.
     15. No Admission of Liability. The parties to this Agreement acknowledge that this Agreement effects the resolution of all issues which are in controversy and that nothing contained herein shall constitute or be construed as an admission of liability or as an admission of the truth of the facts and the matters asserted by either party. The parties hereto desire to resolve their disputes in an amicable fashion and have entered into this Agreement with the desire to forever resolve between them all of those matters described in this Agreement. The prevailing party in any proceeding brought to enforce the terms of this Agreement shall be entitled to recover from the other party all damages, costs and expenses, including with limitations, actual attorneys’ fees, incurred as a result of said action.
     16. Severability. Should any portion, word, clause, phrase, sentence or paragraph of this Agreement be declared void or unenforceable, such portion may be considered independent and severable from the remainder shall not be affected. Notwithstanding the foregoing, if the provisions of Section 1 or Section 2 relating solely to the payment of the cash or Share consideration hereunder are declared void or unenforceable, then this Agreement shall be void. Regulatory delays, including with respect to the filing and approval of the Registration Statement, shall not be considered a declaration that a provision is void or unenforceable.
     17. Representations and Warranties. Both parties to this Agreement represent and warrant that this Agreement in all respects has been voluntarily and knowingly executed by them after having received independent legal advice, if they desired, from attorneys of their choice. Both parties also represent and warrant that (i) they have carefully read this Agreement and (ii) the contents hereof are known and understood by them.
     18. Choice of Law. This Agreement has been negotiated and executed in the State of California and shall in all respects be interpreted, enforced and governed in accordance with the laws of California.
     19. Joint Preparation. The parties acknowledge that this Agreement was jointly prepared by them, by and through their respective legal counsel, and any uncertainty or ambiguity existing herein shall not be interpreted against any of the parties, but otherwise according to the application of the rules on interpretation of contracts.
     20. Entire Agreement. This Agreement constitutes the entire integrated agreement between the parties and supersedes any and all other agreements, understandings, negotiations, or discussions, either oral or in writing, express or implied, between the parties to this Agreement. The parties to this Agreement each acknowledge that no representations, inducements, promises, agreements or warranties, oral or otherwise, have been made by them, or anyone acting on their behalf, which are not embodied in this Agreement, that they have not executed this Agreement in reliance on any such representation, inducement, promise, agreement or warranty, and that no representation, inducement, promise, agreement or warranty not contained in the Agreement, including, without limitation, any purported supplements, modifications, waivers or terminations of any of the Agreement, shall be valid or binding unless executed in writing by both of the parties to this Agreement.
     21. Costs; Miscellaneous.
          21.1 The parties to this Agreement agree to bear their own costs and attorneys’ fees in connection with the Civil Action and this Agreement, except as otherwise expressly stated herein.
          21.2 The parties, and each of them, warrant: (i) that no other person or entity owns, owned, or claims to own any interest in any of the claims, demands, causes of action, obligations, damages, property rights or liabilities covered in this Agreement; (ii) that they, and each of them, have the sole right and exclusive authority to execute this Agreement; and (iii) that they have not sold, assigned, transferred, conveyed or otherwise disposed of any claim, demand, cause of action, obligation, damage, property right or liability covered in this Agreement.
          21.3 The headings in this Agreement are for convenience only and do not limit, alter or affect the matters contained in this Agreement or the paragraphs they encaption.

     22. Counterparts. This Agreement may be executed in one or more counterparts, all of which together constitute one single document. It is further understood that no legal obligations will arise under this instrument unless and until each and every party has signed its respective copy of the Agreement.
     23. Notices. All notices, payments or other communications received under this Agreement shall be sent in writing to the following addresses designated in writing by the parties:
If to Canouse, to:
Joseph C. Canouse
555 North Point Center East
4th Floor
Alpharetta, Georgia 30022
With a copy to:
Scott L. Bonder
Fleming, Fried & Bonder, LLC
1230 Peachtree Street, Suite 3750
Atlanta, Georgia 30309
If to the Company, to:
Charles A. Lesser
Chief Financial Officer
True Religion Apparel, Inc.
1525 Rio Vista Ave.
Los Angeles, CA 90023
With a copy to:
Mark J. Kelson, Esq.
Manatt, Phelps & Phillips, LLP
11355 West Olympic Boulevard
Los Angeles, California 90064

     IN WITNESS WHEREOF, the undersigned have executed this Settlement Agreement and General Release on the dates set forth hereinafter.

Dated: March 21, 2006	“Canouse”
/s/ Joseph C. Canouse
Joseph C. Canouse, an individual

Dated: March 21, 2006	“The Company” True Religion Apparel, Inc.
	By:	/s/ Jeffrey Lubell
		Name:	Jeffrey Lubell
		Title:	President and Chief Executive Officer